                              ESCROW AGREEMENT

         This ESCROW AGREEMENT (this "Escrow Agreement") is made and entered into as of November 30, 1998 (the "Effective Time"), by and among Mossimo Giannulli, an individual ("Giannulli"); Mossimo, Inc., a Delaware corporation (the "Company"); and _________________________, as Custodian of the Escrowed Shares (as defined below) (the "Custodian").

         A. The Company and Edwin H. Lewis ("Lewis") have entered into (i) an Incentive Stock Option Agreement dated as of November 30, 1998 (the "Incentive Base Option Agreement") pursuant to which Lewis has an option (the "Incentive Base Option") to purchase up to 33,333 shares of common stock, par value $.001 per share, of the Company ("Common Stock") on the terms and subject to the conditions set forth therein, (ii) a Nonqualified Stock Option Agreement dated as of November 30, 1998 (the "Nonqualified Base Option Agreement" and, together with the Incentive Base Option Agreement, the "Base Option Agreements") pursuant to which Lewis has an option (the "Nonqualified Base Option" and, together with the Incentive Base Option, the "Base Options") to purchase up to 5,152,778 shares of Common Stock on the terms and subject to the conditions set forth therein, (iii) a Performance Incentive Stock Option Agreement dated as of November 30, 1998 (the "Incentive Performance Option Agreement") pursuant to which Lewis has an option (the "Incentive Performance Option") to purchase up to 33,333 shares of Common Stock on the terms and subject to the conditions set forth therein and (iv) a Nonqualified Performance Stock Option Agreement dated as of November 30, 1998 (the "Nonqualified Performance Option Agreement" and, together with the Incentive Performance Stock Option Agreement, the "Performance Option Agreements") pursuant to which Lewis has an option (the "Nonqualified Performance Stock Option" and, together with the Incentive Stock Option, the "Performance Options") to purchase up to 966,667 shares of Common Stock on the terms and subject to the conditions set forth therein.

         B. Giannulli and the Company have entered into a Contribution Agreement dated as of November 30, 1998 (the "Contribution Agreement") pursuant to which Giannulli has agreed to contribute to the Company a number of shares of Common Stock equal to the aggregate number of shares of Common Stock to be issued by the Company upon exercise of the Base Options and the Performance Options.

         C. The Contribution Agreement provides that Giannulli will place 6,186,111 shares of Common Stock (the "Initial Escrowed Shares") in an escrow account pending the exercise of the Base Options and the Performance Options on the terms set forth herein.

         NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants and agreements contained in the Contribution Agreement and in this Escrow Agreement, the parties agree as follows:

         1.   ESTABLISHMENT OF ESCROW ACCOUNT

              1.1. DEPOSIT OF SHARES. Giannulli shall deposit as soon as practicable in the escrow account (the "Escrow Account") with the Custodian the Initial Escrowed Shares.

Giannulli shall take all actions necessary to transfer record ownership of the Initial Escrowed Shares to the Custodian. Any shares of capital stock of the Company that result from any share dividend, reclassification, stock split, subdivision or combination of shares, recapitalization, merger or other events made with respect to any shares of Common Stock held in escrow under this Escrow Agreement ("Additional Shares") shall be delivered by the Company or Giannulli directly to the Custodian and shall be held in the Escrow Account in accordance with this Escrow Agreement. Unless otherwise indicated, as used in this Escrow Agreement, the term "Escrowed Shares" includes the Initial Escrowed Shares and any Additional Shares.

              1.2. DIVIDENDS AND VOTING. Any cash dividends, dividends payable in property or other distributions of any kind (except for Additional Shares) ("Related Distributions") made in respect of the number of Lewis Escrowed Shares (as defined in that certain Stockholders Agreement dated as of November 30, 1998 among the Company, Lewis and Giannulli (the "Stockholders Agreement")) shall promptly be released by the Custodian to Lewis. The Related Distributions made in respect of the number of Giannulli Escrowed Shares (as defined in the Stockholders Agreement) shall promptly be released by the Custodian to Giannulli. The Custodian shall have the right to vote the Escrowed Shares held in the Escrow Account on each matter upon which the holders of Common Stock of the Company are entitled to vote, and it shall vote such Escrowed Shares as follows: (i) the number of Lewis Escrowed Shares shall be voted as directed by Lewis and, in the absence of such directions, shall not be voted, and (ii) the number of Giannulli Escrowed Shares shall be voted as directed by Giannulli and, in the absence of such directions, shall not be voted.

              1.3. NO ENCUMBRANCE. None of the Escrowed Shares or any beneficial interest therein may be pledged, sold, assigned or transferred, including by operation of law, by the Company, or by Giannulli, or may be taken or reached by any legal or equitable process in satisfaction of any debt or other liability of the Company or Giannulli, prior to the delivery of the Escrowed Shares by the Custodian to the Company pursuant to this Escrow Agreement.

              1.4. POWER TO TRANSFER ESCROWED SHARES. The Custodian is hereby granted the power to effect any transfer of the Escrowed Shares provided for in this Escrow Agreement.

         2.   RELEASE FROM ESCROW

              2.1. RELEASE OF ESCROWED SHARES TO THE COMPANY. At such time or times as Lewis (a) exercises the Incentive Base Option in accordance with the terms of the Incentive Base Option Agreement, (b) exercises the Nonqualified Base Option in accordance with the terms of the Nonqualified Base Option Agreement, (c) exercises the Incentive Performance Option in accordance with the terms of the Incentive Performance Option Agreement, or
(d) exercises the Nonqualified Performance Option in accordance with the terms of the Nonqualified Performance Option Agreement, the Company shall instruct the Custodian in writing to release to the Company, and, upon receipt of such written instruction, the Custodian shall release to the Company within two business days, a number of Escrowed Shares equal to the number of shares of Common Stock for which the Incentive Base Option, Nonqualified Base Option, Incentive Performance Option, or Nonqualified Performance Option, as applicable, has been exercised.

              2.2.   RELEASE OF ESCROWED SHARES TO GIANNULLI. Upon each of
(a) the expiration of the Incentive Base Option under the terms of the Incentive Base Option Agreement, (b) the expiration of the Nonqualified Base Option under the terms of the Nonqualified Base Option Agreement, (c) the expiration of the Incentive Performance Option under the terms of the Incentive Performance Option Agreement and (d) the expiration of the Nonqualified Performance Option under the terms of the Nonqualified Performance Option Agreement, the Company shall instruct the Custodian in writing to release to Giannulli, and, upon receipt of such written instruction, the Custodian shall release to Giannulli within two business days, a number of Escrowed Shares equal to the number of shares of Common Stock underlying the applicable option at the time of its expiration. For purposes of clarity, at such time as all of the Incentive Base Option, the Nonqualified Base Option, the Incentive Performance Option, and the Nonqualified Performance Option have expired, all of the Escrowed Shares remaining in the Escrow Account shall be released to Giannulli.

         3.   CUSTODIAN

              3.1. DUTIES. The duties of the Custodian hereunder shall be entirely administrative and not discretionary. The Custodian shall be obligated to act only in accordance with written instructions received by it as provided in this Escrow Agreement and is authorized hereby to comply with any orders, judgments, or decrees of any court with or without jurisdiction and shall not be liable as a result of its compliance with the same.

              3.2. LEGAL OPINIONS. As to any legal questions arising in connection with the administration of this Escrow Agreement, the Custodian may rely absolutely upon the joint instruction of the Company or the opinions given to the Custodian by its outside counsel and shall be free of liability for acting in reliance on such opinions.

              3.3. SIGNATURES. The Custodian may rely absolutely upon the genuineness and authorization of the signature and purported signature of any party upon any instruction, notice, release, receipt or other document delivered to it pursuant to this Escrow Agreement.

              3.4. RECEIPTS AND RELEASES. The Custodian may, as a condition to the disbursement of monies or disposition of securities as provided herein, require from the payee or recipient a receipt therefor and, upon final payment or disposition, a release of the Custodian from any liability arising out of its execution or performance of this Escrow Agreement, such release to be in a form reasonably satisfactory to the Custodian.

              3.5. INTERPLEADER. If any controversy arises between the parties hereto or with any third person, the Custodian shall not be required to determine the same or to take any action, but the Custodian in its discretion may institute such interpleader or other proceedings in connection therewith as the Custodian may deem proper, and in following either course, the Custodian shall not be liable.

         4.   INDEMNIFICATION

              4.1. WAIVER AND INDEMNIFICATION. The Company and Giannulli agree to and hereby do waive any suit, claim, demand or cause of action of any kind which they may have or may assert against the Custodian arising out of or relating to the execution or performance by the Custodian of this Escrow Agreement, unless such suit, claim, demand or cause of action is based upon the willful neglect or gross negligence or bad faith of the Custodian. The Company further agrees to indemnify the Custodian against and from any and all claims, demands, costs, liabilities and expenses, including reasonable attorneys' fees, which may be asserted against it or to which it may be exposed or which it may incur by reason of its execution or performance of this Escrow Agreement, except to the extent attributable to its willful neglect, gross negligence, or bad faith. Such agreement to indemnify shall survive the termination of this Escrow Agreement until extinguished by any applicable statute of limitations.

              4.2. CONDITIONS TO INDEMNIFICATION. In case any litigation is brought against the Custodian in respect of which indemnification may be sought hereunder, the Custodian shall give prompt notice of that litigation to the parties hereto, and the Company upon receipt of that notice shall have the obligation and the right to assume the defense of such litigation with counsel reasonably satisfactory to the Custodian; PROVIDED THAT failure of the Custodian to give that notice shall not relieve the Company from any of its obligations under this Section 4 unless that failure prejudices the defense of such litigation by the Company. At its own expense, the Custodian may employ separate counsel and participate in the defense. Neither the Company nor Giannulli shall be liable for any settlement without their consent.

         5.   ACKNOWLEDGMENT BY THE CUSTODIAN

         By execution and delivery of this Escrow Agreement, the Custodian acknowledges that the terms and provisions of this Escrow Agreement are acceptable and it agrees to carry out the provisions of this Escrow Agreement on its part.

         6.   RESIGNATION OR REMOVAL OF CUSTODIAN; SUCCESSOR

              6.1.   RESIGNATION AND REMOVAL.

                     6.1.1. NOTICE. The Custodian may resign as such following the giving of thirty (30) days' prior written notice to the other parties hereto. Similarly, the Custodian may be removed and replaced following the giving of thirty (30) days' prior written notice to be given to the Custodian jointly by Giannulli and the Company. In either event, the duties of the Custodian shall terminate thirty (30) days after the date of such notice (or as of such earlier date as may be mutually agreeable), and the Custodian shall then deliver the balance of the Escrowed Shares then in its possession to a successor Custodian as shall be appointed by the other parties hereto as evidenced by a written notice filed with the Custodian.

                     6.1.2. COURT APPOINTMENT. If the parties hereto are unable to agree upon a successor or shall have failed to appoint a successor prior to the expiration of thirty (30) days following the date of the notice of resignation or removal, then the acting Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian or other appropriate relief, and any such resulting appointment shall be binding upon all of the parties hereto.

              6.2. SUCCESSORS. Every successor appointed hereunder shall execute, acknowledge and deliver to its predecessor, and also to the parties hereto, an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, shall become fully vested with all the duties, responsibilities and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of its successor or any of the parties hereto, execute and deliver an instrument or instruments transferring to such successor all the rights of such predecessor hereunder, and shall duly assign, transfer and deliver all property, securities and monies held by it pursuant to this Escrow Agreement to its successor. Should any instrument be required by any successor for more fully vesting in such successor the duties, responsibilities, and obligations hereby vested or intended to be vested in the predecessor, any and all such instruments in writing shall, on the request of any of the other parties hereto, be executed, acknowledged, and delivered by the predecessor.

              6.3. NEW CUSTODIAN. In the event of an appointment of a successor, the predecessor shall cease to be Custodian of any funds, securities or other assets and records it may hold pursuant to this Escrow Agreement, and the successor shall become such Custodian.

              6.4. RELEASE. Upon acknowledgment by any successor Custodian of the receipt of the then remaining balance of the Escrowed Shares, the then acting Custodian shall be fully released and relieved of all duties, responsibilities and obligations under this Escrow Agreement that may arise and accrue thereafter.

         7.   FEE

         The Custodian will be paid by the Company as billed for services hereunder in accordance with the fee schedule attached hereto as Exhibit A. In the event that the Custodian is made a party to litigation with respect to the property held hereunder, or brings an action in interpleader, or in the event that the conditions to this Escrow are not promptly fulfilled, or the Custodian is required to render any service not provided for in this Escrow Agreement and fee schedule, or there is any assignment of the interests of this Escrow or any modification hereof, the Custodian shall be entitled to reasonable compensation from the Company for such extraordinary services and reimbursement for all fees, costs, liability, and expenses, including attorneys fees.

         8.   TERMINATION; DEFICIENCY CLAIMS.

         This Escrow Agreement and the Escrow Account created hereby shall terminate following Custodian's delivery of all Escrowed Shares to the Company and/or Giannulli pursuant to Section 2.

         9.   MISCELLANEOUS PROVISIONS

              9.1. PARTIES IN INTEREST. Lewis shall be a third party beneficiary to this Agreement and shall be entitled to enforce the terms of this Agreement against the parties hereto. Other than Lewis, this Escrow Agreement is not intended, nor shall it be construed, to confer any enforceable rights on any person not a party hereto. All of the terms and provisions of this Escrow Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

              9.2. ATTORNEYS' FEES. In the event of any action to enforce any provision of this Escrow Agreement, or on account of any default under or breach of this Escrow Agreement, the prevailing party in such action shall be entitled to recover, in addition to all other relief, from the other party all attorneys' fees incurred by the prevailing party in connection with such action (including, but not limited to, any appeal thereof).

              9.3. ENTIRE AGREEMENT. This Escrow Agreement and the Contribution Agreement constitute the final and entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings.

              9.4. NOTICES. All notices, requests, demands or other communications which are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given: (i) on the date of delivery if personally delivered by hand, (ii) upon the third day after such notice is deposited in the United States mail, if mailed by registered or certified mail, postage prepaid, return receipt requested, (iii) upon the date scheduled for delivery after such notice is sent by a nationally recognized overnight express courier or (iv) by fax upon written confirmation (including the automatic confirmation that is received from the recipient's fax machine) of receipt by the recipient of such notice:

                     If to the Company:         Mossimo, Inc.
                                                2450 White Road, 2nd Floor
                                                Irvine, CA  92614
                                                Attention:  Chairman
                                                Telephone No.:  (949) 797-0200
                                                Fax No.:  (949) 852-1904

                     If to Giannulli:           Mossimo Giannulli
                                                c/o Mossimo, Inc.
                                                2450 White Road, 2nd Floor
                                                Irvine, CA  92614
                                                Telephone No.:  (949) 797-0200
                                                Fax No.:  (949) 852-1904


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

                     If to Custodian:



                                                Telephone No.:
                                                Fax No.:

Such addresses may be changed, from time to time, by means of a notice given in the manner provided in this Section 9.4.

              9.5. CHANGES. The terms of this Escrow Agreement may not be modified or amended, or any provisions hereof waived, temporarily or permanently, except pursuant to the written agreement of the parties hereto.

              9.6. SEVERABILITY. If any term or provision of this Escrow Agreement or the application thereof as to any person or circumstance shall to any extent be invalid or unenforceable, the remaining terms and provisions of this Escrow Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and each term and provision of this Escrow Agreement shall be valid and enforceable to the fullest extent permitted by law.

              9.7. COUNTERPARTS. This Escrow Agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument. The execution and delivery of an Escrow Agreement - Signature Page in the form annexed to this Escrow Agreement by any party hereto who shall have been furnished the final form of this Escrow Agreement shall constitute the execution and delivery of this Escrow Agreement by such party.

              9.8. HEADINGS. The headings of the various sections of this Escrow Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Escrow Agreement.

              9.9. GOVERNING LAW. This Escrow Agreement shall be construed and controlled by the laws of the State of California without regard to the principles of conflicts of laws.

              9.10. BINDING EFFECT. This Escrow Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, affiliates, successors and assigns.

       (THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK)


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

                     ESCROW AGREEMENT -- SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties have duly executed this Escrow Agreement as of the day and year first above written.


                                   MOSSIMO, INC.




                                   By:
                                      -----------------------------------
                                      Title: Chairman





                                   -------------------------------------
                                   MOSSIMO GIANNULLI




                                     [CUSTODIAN]



                                   By:
                                      ---------------------------------
                                          Authorized Signatory





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